METLIFE INSURANCE COMPANY OF CONNECTICUT

METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE

Corporate Owned Variable Universal Life Insurance 2000 Policy
Corporate Owned Variable Universal Life Insurance Policy
Corporate Owned Variable Universal Life Insurance Policy- Series 2
Corporate Owned Variable Universal Life Insurance III Policy
Corporate Owned Variable Universal Life Insurance IV Policy
Corporate Select Policy

Supplement dated December 27, 2007

To the Prospectuses dated April 30, 2007 (as supplemented)

MetLife Insurance Company of Connecticut (the “Company”) has filed an application with the Securities and Exchange Commission (“SEC”) requesting an order to allow the Company to remove certain variable investment options (“Existing Fund”) and substitute new options (“Replacement Fund”) as shown below. The Replacement Fund is a portfolio of Metropolitan Series Fund, Inc. To the extent that the Replacement Fund is not currently available as an investment option under your Policy, such Replacement Fund will be added as an investment option on or before the date of the substitution. Please retain this supplement and keep it with the prospectus.

To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

The Company believes that the proposed substitution is in the best interest of Policy holders. The Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitution, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitution will occur on or about April 28, 2008.

The proposed substitution and respective advisers and/or sub-advisers for the above-listed Policies are:

Existing Fund and Current Adviser (with Current Sub-
Advisers as noted)
Replacement Fund and Sub-Adviser
Legg Mason Partners Variable Income Trust - Legg Mason Partners Variable Government Portfolio (Class I) Legg Mason Partners Fund Advisor, LLC (Western Asset Management Company)	è	Metropolitan Series Fund, Inc. - Western Asset Management U.S. Government Portfolio (Class A) Western Asset Management Company

Please note that:

•	No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

•	The elections you have on file for allocating your cash value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

•	You may transfer amounts as usual in your Policy among the variable investment options and, if offered the fixed option. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Policy, subject to the Company’s restrictions on transfers to prevent or limit “market timing” activities by Policy Owners or agents of Policy Owners.

•	If you make one transfer from the above Existing Fund into one or more other investment options before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

•	On the effective date of the substitution, your cash value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

•	There will be no tax consequences to you.

In connection with the substitution, we will send you a prospectus for Metropolitan Series Fund, Inc., as well as notice of the actual date of the substitution and confirmation of transfers.

Please contact your registered representative if you have any questions.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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